                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 27, 2006

                                 SIRICOMM, INC.
             (Exact name of registrant as specified in its Charter)

         Delaware                     0-18399                   62-1386759
(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)                 File No.)             Identification No.)

        4710 East 32nd Street, Joplin, Missouri                     64804
       (Address of principal executive offices)                   (Zip Code)

                                 (417) 626-9961
              (Registrant's telephone number, including area code)

                                       N/A
         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events

         On June 27, 2006 SiriCOMM, Inc. issued a press release announcing that it has been named the national service provider for iQsafe's Periodic Inspection
Program. iQsafe is a new company created by the Commercial Vehicle Safety
Alliance which has developed a comprehensive inspection program covering key vehicle systems on the power unit and the trailer which satisfies the federal regulations in 396.17 and Appendix G. SiriCOMM's Wi-Fi network will provide the necessary connectivity to communicate the inspection data to the back office in a timely manner. SiriCOMM expects to roll out the program in mid-July 2006. A copy of the press release issued by SiriCOMM concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated by reference.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as
amended.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1     Press release dated June 27, 2006 issued by SiriCOMM,
                           Inc. concerning its appointment as network provider
                           for iQsafe.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SIRICOMM, INC.
                                                    (Registrant)

Date: June 27, 2006                                 By: /s/ J. Richard Iler
                                                       J. Richard Iler
                                                       Chief Financial Officer

                                       3